UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 19, 2009

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is investor presentation material of Great Southern Bancorp, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date November 19, 2009	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

Great Southern

NASDAQ: GSBC

November 2009

Forward Looking Information

When used in this presentation and in future filings by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and those presently anticipated or projected, including, among other things, (i) expected cost savings, synergies and other benefits from the Company's merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (ii) changes in economic conditions, either nationally or in the Company's market areas; (iii) fluctuations in interest rates; (iv) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (v) the possibility of other-than temporary impairments of securities held in the Company's securities portfolio; (vi) the Company's ability to access cost-effective funding; (vii) fluctuations in real estate values and both residential and commercial real estate market conditions; (viii) demand for loans and deposits in the Company's market areas; (ix) legislative or regulatory changes that adversely affect the Company's business; (x) monetary and fiscal policies of the Federal Reserve Board and the U.S. Government and other governmental initiatives affecting the financial services industry; (xi) results of examinations of the Company and Great Southern by their regulators, including the possibility that the regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (xii) the uncertainties arising from the Company's participation in the TARP Capital Purchase Program, including impacts on employee recruitment and retention and other business and practices, and uncertainties concerning the potential redemption by us of the U.S. Treasury's preferred stock investment under the program, including the timing of, regulatory approvals for, and conditions placed upon, any such redemption; (xiii) costs and effects of litigation, including settlements and judgments; and (xiv) competition. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake-and specifically declines any obligation-to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

About Great Southern Bancorp, Inc.

- ✓ $3.7 billion in assets
- ✓ $2.1 billion in loans
- ✓ $2.7 billion in deposits
- ✓ 148,000 customer households
- ✓ 72 Banking Centers
- ✓ Loan Production Office – Rogers, Ark.
- ✓ 1,000 associates
- ✓ Providing banking, investment, insurance & travel services


IOWA
NEBRASKA
MISSOURI
KANSAS
ARKANSAS

2009 Company News


TeamBank N.A.
Ft. Calhoun
OMAHA
METRO
AREA
Bellevue
IOWA
NEBRASKA
ILLINOIS
MISSOURI
KANSAS
Iola
Parsons
Nevada
Lamar
OKLAHOMA
ARKANSAS
KANSAS CITY
METRO AREA
DeSoto
Prairie
Village
Lees
Summit
Spring Hill
Ottawa
Paola
Osawatomie

Acquired assets and assumed liabilities of Kansas-based TeamBank in an FDIC-assisted transaction on March 20, 2009.

- ✓ Acquired approximately $440 million of loans, commitments and ORE at a discount of $100 million
- ✓ Assumed approximately $511 million in deposits at a premium of $4.9 million
- ✓ 17 banking center locations in Kansas, Missouri and Nebraska
- ✓ 33,000 customer households

2009 Company News

VANTUS BANK


Le Mars
Sioux City
South Sioux City
Onawa
Ankeny
Johnston
West Des Moines
Newton
Monroe

Acquired assets and assumed liabilities Iowa-based Vantus Bank in an FDIC-assisted transaction on Sept. 4, 2009.

- ✓ Acquired approximately $338 million of loans, commitments and ORE at a discount of $75 million
- ✓ Assumed approximately $350 million in deposits at a premium of $1.7 million
- ✓ 15 banking center locations in Iowa and Nebraska
- ✓ 23,000 customer households

2009 Company News

Banking Center Expansion:

- ✓ May 2009 - Opened first retail banking center in Creve Coeur, Mo., in the St. Louis metro market. Served market with loan production office since 2005.

- ✓ Sept. 2009 – Opened second banking center in Lee's Summit, Mo., in the Kansas City metro market. Great Southern now operates six banking centers in the Kansas City metro market. Served market with loan production office since 2003.

Managing Through the Current Cycle

Priorities:

- ✓Capital Management
- ✓Credit Quality
- ✓Pricing Discipline
- ✓Liquidity Management
- ✓Positioned for Opportunities

GSBC Capital Strength

	2007	2008*	03/31/09*	06/30/09*	09/30/09*	Well Capitalized Minimum
Tangible common equity (TCE) to assets	7.73%	6.65%	5.70%	5.92%	6.01%	N/A
TCE to risk-weighted assets	9.14%	9.30%	9.80%	10.02%	11.03%	N/A
Tier 1 leverage capital	9.13%	10.05%	9.74%	8.20%	9.07%	≥5%
Tier 1 risk-based capital	10.62%	13.80%	13.89%	13.84%	14.61%	≥6%
Total risk-based capital	11.86%	15.05%	15.15%	15.09%	15.87%	≥10%
(in thousands)						
Tangible common equity	$187,962	$176,820	$194,565	$197,139	$223,912	
Tier 1 capital	$218,318	$262,545	$274,941	$276,200	$298,860	
Total risk-based capital	$243,777	$286,332	$299,747	$301,247	$324,594	

** Includes TARP Capital Purchase Program funds of $58 million*

Loan Portfolio & Asset Quality

(Excluding Vantus Bank Acquisition 9/04/09)

Portfolio Diversification

Legacy Great Southern

9/30/09 Balance of $1,697,651 (000's)


Commercial Business
$129,646
8%
Consumer*
$189,931
11%
Industrial Revenue Bonds
$61,129
4%
Single Family Real Estate
$244,582
14%
Const & Land Development
$414,230
24%
Commercial Real Estate
$540,720
32%
Multifamily Real Estate
$117,413
7%

*Includes Home Equity Loans of $47,303

9/30/08 Balance of $1,803,494 (000's)


Commercial Business
$135,855
8%
Bonds
$60,905
3%
Consumer*
$191,677
11%
Single Family Real Estate
$211,285
12%
Const & Land Development
$601,614
32%
Commercial Real Estate
$481,814
27%
Multifamily Real Estate
$120,344
7%

*Includes Home Equity Loans of $46,017

Portfolio Diversification

Former TeamBank

9/30/09 Balance of $363,524 (000's)



Commercial Business
$31,685
9%
Consumer*
$11,221
3%
Single Family Real Estate
$46,067
13%
Industrial Revenue Bonds
$2,897
1%
Multifamily Real Estate
$6,769
2%
Const & Land Development
$142,516
38%
Commercial Real Estate
$122,369
34%

*Includes Home Equity Loans of $7,966

Construction & Land Development Commitments
(Legacy Great Southern)
Funded vs. Unfunded



$1,000
$800
$600
$400
$200
$0
Millions
$223
$497
$238
$642
$263
$686
$74
$544
$51
$414
2005
2006
2007
2008
09/30/09
Unfunded
Funded

Nonperforming Loans by Type

(Excludes Loans Subject to Loss Share)

9/30/09 Balance of $23,444 (000's)


Commercial Business
$2,233
10%
Consumer*
$935
4%
Single Family Real Estate
$7,174
31%
Const & Land Development
$11,244
47%
Commercial Real Estate
$1,858
8%

*Includes Home Equity Loans of $248

9/30/08 Balance of $33,225 (000's)


Commercial Business
$2,041
6%
Consumer*
$764
2%
Single Family Real Estate
$4,026
12%
Const & Land Development
$9,606
29%
Multifamily Real Estate
$11,095
34%
Commercial Real Estate
$5,693
17%

*Includes Home Equity Loans of $224

Nonperforming Loans by Region

(Excludes Loans Subject to Loss Share)

9/30/09 Balance of $23,444 (000's)


Other Regions
$1,344
6%
Texas
$16
0%
Fayetteville MSA
$6,260
27%
Springfield MSA
$6,373
26%
Kansas City MSA
$605
3%
St Louis MSA
$1,525
7%
Branson MSA
$2,570
11%
Joplin MSA
$3,510
15%
Other Missouri
$1,241
5%

9/30/08 Balance of $33,225 (000's)


Other Regions
$1,796
5%
Springfield MSA
$5,742
17%
Kansas City MSA
$2,978
9%
Fayetteville MSA
$6,103
18%
Other Missouri
$507
2%
Joplin MSA
$2,500
8%
Branson MSA
$1,182
4%
St Louis MSA
$12,417
37%

Loan Loss Reserve to Total Loans

Year-End 2004 to 2008 and through Sept. 30, 2009


2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
1.73%
1.60%
1.54%
1.38%
1.66%
2.28% *

	2004	2005	2006	2007	2008	9/30/09*
GSBC	1.73%	1.60%	1.54%	1.38%	1.66%	2.28%

* Excludes acquired loans covered by loss share agreement

Asset Quality Ratios

Year-End 1996 to 2008 and through Sept. 30, 2009



3
2.5
2
1.5
1
0.5
0

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	9/30/09
Non-Performing Assets/Assets	2.52	1.96	1.29	1.04	1.34	0.91	1.27	1.04	0.35	0.77	1.10	2.29	2.46	1.73
Net Charge-offs/Avg.Loans	0.32	0.10	0.16	0.23	0.20	0.27	0.56	0.47	0.17	0.20	0.23	0.35	2.63 *	1.45**

* Due to 2008 $36.6 million charge-off for bank holding company loan and related borrowers

** Excludes acquired loans covered by loss share agreement

Liquidity Management

Liquidity

	12/31/08	03/31/09	06/30/09	09/30/09
Cash & Cash Equivalents	$167.9 million	$423.2 million	$405.3 million	$552.1 million

Available secured lines and on-balance sheet liquidity:

	12/31/08	06/30/09	09/30/09
Federal Home Loan Bank line	$238.8 million	$148.4 million	$176.7 million
Federal Reserve Bank line	$151.8 million	$233.5 million	$217.8 million
Interest-Bearing and Non-Interest-Bearing Deposits	$89.8 million	$332.2 million	$472.9 million
Unpledged Securities	$216.9 million	$33.1 million	$1.7 million

Composition of Deposits

Year-End 2005 to 2008 and through Sept. 30, 2009



(in thousands)
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0

	2005	2006	2007	2008	9/30/2009 (2)
Checking & Savings	$592,241	$604,613	$661,702	$525,241	$947,098
CD's	$376,283	$396,718	$421,918	$407,035	$1,017,698
Brokered CD's	$584,658	$711,737	$595,061	$807,482 (1)	$383,765 (1)
CDARS Customer			$88,800	$168,270	$392,421

(1) Includes $168,812 and $105,129 of CDARS purchased funds in brokered CD category in the 2008 and 2009 periods, respectively.

(2) Includes former TeamBank & Vantus Bank deposits.

Recent Results

Third Quarter 2009 Results

Selected Operating Data:	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008	Three Months Ended June 30, 2009
	(Dollars in thousands)				
Interest income	$39,686	$35,024	$114,205	$109,028	$40,221
Interest expense	15,911	16,657	51,124	54,687	18,442
Net interest income	23,775	18,367	63,081	54,341	21,779
Provision for loan losses	16,500	4,500	28,300	47,200	6,800
Non-interest income	57,005	1,789	98,059	21,836	9,583
Non-interest expense	22,657	14,650	57,280	42,324	20,008
Provision (credit) for income taxes	14,058	182	25,600	(5,350)	1,072
Net income (loss)	$27,565	$ 824	$49,960	$ (7,997)	$3,482
Net income (loss) available to common shareholders	$26,714	$ 824	$47,444	$ (7,997)	$2,641

Third Quarter 2009 Results

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008	Three Months Ended June 30, 2009
Per Common Share:					
Net income (loss) (fully diluted)	$1.91	$.06	$3.43	$ (.60)	$.19
Book value	$17.19	$12.61	$17.19	$12.61	$15.06
Earnings Performance Ratios:					
Annualized return on average assets	3.17%	.13%	2.02%	(.43)%	.41%
Annualized return on average stockholders' equity	50.82%	1.90%	32.97%	(5.86)%	6.78%
Net interest margin	3.27%	3.13%	2.96%	3.09%	3.00%
Net interest margin excluding hedge acctg. entries	3.27%	3.15%	2.98%	3.23%	3.04%
Average interest rate spread	3.30%	2.87%	2.94%	2.80%	2.99%
Efficiency ratio	28.05%	72.68%	35.55%	55.56%	63.80%
Non-interest expense to average total assets	2.27%	2.07%	2.15%	2.13%	2.30%
Asset Quality Ratios (excluding FDIC-supported assets):					
Allowance for loan losses to period-end loans	2.28%	1.63%	2.28%	1.63%	1.91%
Non-performing assets to period-end assets	1.73%	2.61%	1.73%	2.61%	1.63%
Non-performing loans to period-end loans	1.11%	1.84%	1.11%	1.84%	.75%
Annualized net charge-offs to average loans	2.47%	.51%	1.45%	3.10%	1.01%

Looking Ahead

Focus on:

- ✓ Limited organic loan growth
- ✓ Credit quality resolution
- ✓ Customer deposit acquisition/retention
- ✓ Being positioned for FDIC-assisted acquisition opportunities
- ✓ Opening two to three banking centers per year in targeted markets

Why Great Southern?

- ✓ Positioned for long-term growth
- ✓ Strong capital and liquidity positions
- ✓ Strong core operating earnings power
- ✓ Expanding retail banking franchise
- ✓ High percentage of insider ownership

Thank You

For more information:

- ✓ Visit our Web site: www.greatsouthernbank.com
- ✓ Sign up for e-mail notification to get the latest Great Southern news
- ✓ Call us with questions: 417.895.5242

Supplemental Loan Portfolio Information

Portfolio by Region

Legacy Great Southern

9/30/09 Balance of $1,697,651 (000's)



Other Regions $268,033 16%
Kansas $31,138 2%
Springfield MSA $527,465 30%
Fayetteville MSA $147,685 9%
Other Missouri $135,675 8%
Kansas City MSA $97,096 6%
Joplin MSA $65,047 4%
Branson MSA $210,164 12%
St Louis MSA $215,330 13%

9/30/08 Balance of $1,803,494 (000's)



Other Regions $267,879 15%
Kansas $43,262 2%
Springfield MSA $570,825 32%
Fayetteville MSA $156,579 9%
Other Missouri $134,395 7%
Kansas City MSA $94,610 5%
Joplin MSA $68,049 4%
Branson MSA $215,535 12%
St Louis MSA $252,360 14%

Portfolio by Region
Former TeamBank

9/30/09 Balance of $363,524 (000's)



Other Regions
$46,518
12%
Iowa
$3,179
1%
Texas
$20,040
6%
Colorado
$32,853
9%
Kansas City MSA
$190,488
52%
Kansas
$34,859
10%
Other Missouri
$34,825
10%

Commercial Real Estate

Legacy Great Southern

9/30/09 Balance of $540,720 (000's)



Industrial
$18,530
4%
Storage
$27,309
5%
Other
$24,796
5%
Retail
$100,448
19%
Recreation
$28,538
5%
Office
$48,144
9%
Restaurant
$32,824
6%
Motel / Hotel
$122,190
23%
Healthcare
$120,774
24%

9/30/08 Balance of $481,814 (000's)



Other
$34,169
7%
Storage
$13,599
3%
Industrial
$19,573
4%
Retail
$90,784
19%
Recreation
$29,524
6%
Office
$40,913
8%
Restaurant
$29,948
6%
Motel / Hotel
$112,660
23%
Healthcare
$110,644
24%

Commercial Real Estate

Former TeamBank

9/30/09 Balance of $122,369 (000's)


Retail
$27,261
22%
Healthcare
$2,691
2%
Motel / Hotel
$7,834
6%
Restaurant
$5,067
4%
Office
$27,419
22%
Recreation
$1,241
1%
Industrial
$17,435
14%
Storage
$3,255
3%
Other
$30,280
26%

Construction & Land Development

Legacy Great Southern

9/30/09 Balance of $414,230 (000's)


Healthcare
$23,443
6%
Office
$5,708
1%
Other
$21,797
5%
Single Family
$33,008
8%
Apartment
$41,425
10%
Retail
$19,824
5%
Condominium
$41,791
10%
Commercial Land
Development
$120,737
29%
Residential Land
Development
$107,956
26%

9/30/08 Balance of $601,614 (000's)


Office
$11,179
2%
Other
$52,695
9%
Single Family
$61,163
10%
Apartment
$79,137
13%
Healthcare
$39,962
7%
Retail
$35,746
6%
Condominium
$72,257
12%
Commercial Land
Development
$124,602
21%
Residential Land
Development
$124,873
20%

Construction & Land Development

Former TeamBank

9/30/09 Balance of $142,516 (000's)



Office
$810
1%
Other
$5,963
4%
Single Family
$11,233
8%
Apartment
$1,434
1%
Condominium
$2,627
2%
Residential Land Development
$11,842
8%
Commercial Land Development
$83,544
58%
Retail
$25,063
18%

Historical Perspective

Assets

Year-end 2003 to 2008 and through September 30, 2009

(in Thousands)



$4,100,000
$3,600,000
$3,100,000
$2,600,000
$2,100,000
$1,600,000
$1,100,000
$600,000
$1,544,051
$1,851,214
$2,081,155
$2,240,308
$2,431,732
$2,659,923
$3,726,996
2003
2004
2005
2006
2007
2008
9/30/09

Total Net Loans



Year-end 2003 to 2008 and through September 30, 2009
(in Thousands)
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$1,146,572
$1,334,508
$1,514,169
$1,674,618
$1,820,111
$1,716,996
$2,072,443
2003
2004
2005
2006
2007
2008
9/30/09

Net Interest Margin


For the Calendar Years 2003 to 2008 and through September 30, 2009
4.80%
4.40%
4.00%
3.60%
3.20%
2.80%
2.40%
2.00%
3.89%
3.77%
3.13%
3.39%
3.24%
3.01%
2.96%
2003
2004
2005
2006
2007
2008
9/30/09

Net Interest Income

Year-end 2003 to 2008 and through September 30, 2009
(in Thousands)



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$53,015
$60,582
$58,398
$69,227
$71,405
$71,583
$63,081
2003
2004
2005
2006
2007
2008
9/30/2009

Non-Interest Income

Year-end 2003 to 2008 and through September 30, 2009
(In Thousands)



$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$21,991
$23,292
$22,208
$29,633
$30,546
$28,144
$98,059
2003
2004
2005
2006
2007
2008
9/30/2009

Earnings

Year-end 2003 to 2008 and through September 30, 2009



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
-$1.00
2003
2004
2005
2006
2007
2008
9/30/2009
Net Income Available to Common Shareholders
Diluted EPS

Efficient Operator – Efficiency Ratio

Year-end 2003 to 2008 and through September 30, 2009



60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
30.00%
48.21%
46.66%
54.50%
49.10%
50.12%
55.86%
35.55%
2003
2004
2005
2006
2007
2008
9/30/2009

Efficient Operator – Overhead Ratio*

Year-end 2003 to 2008 and through September 30, 2009



60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
-60.00%
-70.00%
2003
2004
2005
2006
2007
2008
9/30/2009
21.30%
11.95%
38.77%
27.70%
31.21%
38.50%
-64.65%

*(Non IE – Non II)/Net II

Performance Measures

Year-end 2003 to 2008 and through September 30, 2009

Return on Average Assets



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
2003
2004
2005
2006
2007
2008
9/30/2009

Return on Average Equity



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
2003
2004
2005
2006
2007
2008
9/30/2009

Great Southern

NASDAQ: GSBC